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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BENTLEY COMMUNICATIONS CORP. (the "Company") on Form 10-QSB for the period ending SEPTEMBER 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, HARRY HARGENS, President and Principal Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                         /s/ HARRY HARGENS
                                         -----------------------------
                                         HARRY HARGENS
                                         President, Principal Accounting Officer
                                         and Director
November __, 2002